[ EXHIBIT 23.1 - CONSENT OF INDEPENDENT ACCOUNTANTS ]



CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference, in the Registration Statement of Moller International, Inc. on Form S-8, of our report dated October 13, 2008, relating to the financial statements of Moller International, Inc. as of June 30, 2008 and June 30, 2007, and for the years ended June 30, 2008 and 2007 .


                                        /s/ Malone & Bailey, PC
                                        March 2, 2009